EXHIBIT 10.1

CONSENT TO CREDIT AGREEMENT

THIS CONSENT PURSUANT TO CREDIT AGREEMENT dated as of September 2, 2016 (this “Consent”) is entered into among DIODES INCORPORATED, a Delaware corporation (the “Domestic Borrower”), DIODES INTERNATIONAL B.V., a besloten vennootschap met beperkte aansprakelijkheid organized under the laws of the Netherlands, having its statutory seat in Amsterdam, the Netherlands and registered with the trade register of the Chambers of Commerce in the Netherlands under number 34274981 (the “Foreign Borrower” and together with the Domestic Borrower, the “Borrowers” and each, individually, a “Borrower”), certain Subsidiaries of the Domestic Borrower identified on the signature pages hereto as guarantors (the “Subsidiary Guarantors”), the Lenders identified on the signature pages hereto and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

The Borrowers, Subsidiary Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of January 8, 2013 (as amended by Amendment No. 1 to Credit Agreement and Limited Waiver dated as of November 1, 2013, Amendment No. 2 to Credit Agreement and Amendment No. 1 to Collateral Agreement dated as of June 19, 2015, Amendment No. 3 to Credit Agreement, Incremental Term Assumption Agreement, Limited Waiver and Consent dated as of September 2, 2015, and Amendment No. 4 to Credit Agreement, Consent and Joinder Agreement dated as of July 18, 2016 (“Amendment No. 4”), and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”).

Amendment No. 4 contains an affirmative covenant whereby the Loan Parties covenant that (i)  all of the reorganization steps contemplated by Exhibit B and Section 2(a) of such amendment shall have been completed on or prior to September 2, 2016 (the “Completion Date”); (ii) the final organizational structure on the Completion Date shall be as set forth on Exhibit B of such amendment; and (iii) that all documentation  necessary to effect the changes, transfers, pledges of assets, guaranties or other matters related thereto (as more fully described in such amendment) be provided to the Administrative Agent no later than the Completion Date.  Should any Loan Party fail to satisfy such covenant, such failure shall constitute an Event of Default under Section 8.01(b) of the Credit Agreement.

The Borrowers have notified the Administrative Agent and the Lenders that due to unanticipated delays and foreign regulatory approval processes, the Borrowers will not be able to complete all of the reorganization steps listed in Section 2(a) and Exhibit B of Amendment No. 4 by the Completion Date  Accordingly, the Borrowers have requested that Administrative Agent and the Lenders consent to extending the Completion Date for certain of such reorganization steps as described more fully herein.  Subject to the terms and conditions set forth herein, the Administrative Agent and each of the Lenders party hereto have agreed to grant such requests of the Borrowers.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Defined Terms.  Except as otherwise provided herein, all capitalized undefined terms used in this Consent (including, without limitation, in the introductory paragraph and the preliminary statements hereto) shall have the meanings assigned thereto in the Credit Agreement or in Amendment No. 4, as the case may be.

2.Consent.  Subject to the terms and conditions hereof, the Administrative Agent and the Lenders hereby consent to the following:

(a)Extending the Completion Date to December 1, 2016 with respect to the following reorganization steps:

(i) In Section 2(a)(ii) of Amendment No. 4, the transfers of the Equity Interests in Dutch NewCo by Dutch NewCo to the Foreign Borrower and then by the Foreign Borrower to Pericom.

(ii)In Section 2(a)(iii) of Amendment No. 4, the Investment by the Foreign Borrower in 100% of the Equity Interests of Pericom Asia Limited.

(iii)In Section 2(a)(iv) of Amendment No. 4, the Investment by the Foreign Borrower in 100% of the Equity Interests of PSE Technology Corporation.

(iv)In Section 2(a)(vii) of Amendment No. 4, the Investment by the Domestic Borrower in the form of a one-time $3,000,000 interest bearing loan made by it to TF Semiconductor Solutions, Inc.

(v)In Section 2(a)(v) of Amendment No. 4, the transfer by Diodes Investment of 100% of its Equity Interests in Diodes Holdings UK Limited (“DHUK”) to Dutch NewCo, the issuance by Dutch NewCo to Diodes Investment of Equity Interests in Dutch NewCo, and the resulting Investment by Dutch NewCo in such Equity Interests in DHUK.

In addition to the reorganization steps enumerated in Amendment No. 4, various other steps that do not specifically require Lender consent were anticipated to be completed on or prior to the Completion Date and as such, are reflected on Exhibit B of Amendment No. 4. With regard to such steps, the Administrative Agent and the Lenders hereby consent to the following:

(b)Extending the Completion Date to December 1, 2016 with respect to the following reorganization steps:

(i)Pericom Technology Limited (HK) (“PTI-HK”) acquires all of the equity interests in Pericom Semi HK Limited (“PSHK”) from Pericom Global Limited (“PGL”).

(ii)Diodes Hong Kong Holding Co. Ltd. (“DHH”) purchases all of the stock of Pericom Asia Limited.

(iii)DHH purchases all of the stock of PSE Technology Corporation.

(iv)PGL elects to be disregarded as an entity separate from its owner for U.S. federal income tax purposes, and then later liquidates for legal purposes in the Cayman Islands and ceases to exist.

(v)Pericom International Limited liquidates for legal purposes in the Cayman Islands and ceases to exist.

3.Conditions to Effectiveness.  This Consent shall be effective upon the Administrative Agent's receipt of executed counterparts of this Consent signed by the Domestic Borrower, the Foreign Borrower, Diodes Investment Company, Diodes Fabtech Inc., Diodes Holdings UK Limited, Diodes

2

Zetex Limited, Pericom Semiconductor Corporation, Diodes Holding B.V., the Administrative Agent and the Required Lenders, each of which shall be originals or electronic images in a portable document format (e.g. “.pdf” or “.tif”) (followed promptly by originals), each properly executed by a Responsible Officer of the signing Loan Party and each in form and substance reasonably satisfactory to the Administrative Agent and each of the Required Lenders.

4.Effect of this Consent.  Except as expressly provided herein, the Credit Agreement, the Collateral Agreement and the other Loan Documents shall remain unmodified and in full force and effect.  Except as expressly set forth herein, this Consent shall not be deemed (a) to be a waiver of, or consent to a modification of or amendment of, any other term or condition of the Credit Agreement, the Collateral Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement, the Collateral Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrowers or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement, the Collateral Agreement or the other Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents, (d) to be a waiver of, or consent to a modification or amendment of, any other term or condition of any other agreement by and among any Loan Party, on the one hand, and the Administrative Agent or any other Lender, on the other hand or (e) to be a course of dealing or a consent to any departure by the Borrowers from any other term or requirement of the Credit Agreement.  References in this Consent to the Credit Agreement (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.  References in this Consent to the Collateral Agreement (and indirect references such as “thereunder”, “thereby”, “therein”, and “thereof”) and in any Loan Document to the Collateral Agreement shall be deemed to be references to the Collateral Agreement as modified hereby.

5.Representations and Warranties/No Default.  By their execution hereof, each Loan Party hereby represents and warrants as follows:

(a)Such Loan Party has the right, power and authority and has taken all necessary corporate and other action to authorize the execution and delivery of, and the performance of this Consent and each other document executed in connection herewith to which it is a party in accordance with their respective terms.

(b)This Consent and each other document executed in connection herewith has been duly executed and delivered by its duly authorized officers, and each such document constitutes the legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

(c)Each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

3

(d)No Default or Event of Default has occurred or is continuing nor would any Default or Event of Default result after giving effect to this Consent and the transactions contemplated hereby.

6.Reaffirmations.  (a) Each Loan Party agrees that the transactions contemplated by this Consent shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Credit Agreement (including the Guaranty), the Collateral Agreement and each other Loan Document to which it is a party, (b) each Loan Party confirms, ratifies and reaffirms its obligations under the Credit Agreement (including the Guaranty), the Collateral Agreement and each other Loan Document to which it is a party, and (c) each Loan Party agrees that, except as otherwise expressly agreed in this Consent the Credit Agreement (including the Guaranty), the Collateral Agreement and each other Loan Document to which it is a party remain in full force and effect and are hereby ratified and confirmed.

7.Miscellaneous

(a)Governing Law.  THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  Without limiting the general applicability of the foregoing and the terms of the other Loan Documents to this Consent and the parties hereto, the terms of Section 11.14 and Section 11.15 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

(b)Loan Document.  This Consent shall constitute a “Loan Document” under and as defined in the Credit Agreement.

(c)Counterparts; Electronic Execution. This Consent may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Consent by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Consent.

(d)Severability.  If any provision of this Consent is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

(e)Entirety.  This Consent, the other Loan Documents and the other documents relating to the Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents, any other documents relating to the Obligations, or the transactions contemplated herein and therein.

[Remainder of page intentionally blank.]

4

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed as of the date first above written.

DOMESTIC BORROWER:

DIODES INCORPORATED

By:

Name:

Title:

FOREIGN BORROWER:

DIODES INTERNATIONAL B.V.

By:

Name:

Title:Managing Director A

By:

Name:

Title:Managing Director B

SUBSIDIARY GUARANTORS:

DIODES INVESTMENT COMPANY

By:

Name:

Title:

Signature Page to

Consent Pursuant to Credit Agreement

Diodes Incorporated

DIODES FABTECH INC.

By:

Name:

Title:

DIODES HOLDINGS UK LIMITED

By:

Name:

Title:

DIODES ZETEX LIMITED

By:

Name:

Title:

PERICOM SEMICONDUCTOR CORPORATION

By:

Name:

Title:

DIODES HOLDING B.V.

By:

Name:

Title:  Managing Director A

By:

Name:

Title:   Managing Director B

Signature Page to

Consent Pursuant to Credit Agreement

Diodes Incorporated

BANK OF AMERICA, N.A.,

as Administrative Agent

By:

Name:

Title:

Signature Page to

Consent Pursuant to Credit Agreement

Diodes Incorporated

BANK OF AMERICA, N.A.,

as a Lender, L/C Issuer and Swing Line Lender

By:

Name:

Title:

Signature Page to

Consent Pursuant to Credit Agreement

Diodes Incorporated

COMPASS BANK,

as a Lender

By:

Name:

Title:

Signature Page to

Consent Pursuant to Credit Agreement

Diodes Incorporated

CITIBANK, N.A.,

as a Lender

By:

Name:

Title:

Signature Page to

Consent Pursuant to Credit Agreement

Diodes Incorporated

HSBC BANK USA, N.A.,

as a Lender

By:

Name:

Title:

Signature Page to

Consent Pursuant to Credit Agreement

Diodes Incorporated

REGIONS BANK,

as a Lender

By:

Name:

Title:

Signature Page to

Consent Pursuant to Credit Agreement

Diodes Incorporated

SILICON VALLEY BANK,

as a Lender

By:

Name:

Title:

Signature Page to

Consent Pursuant to Credit Agreement

Diodes Incorporated

CAPITAL ONE, N.A.

as a Lender

By:

Name:

Title:

Signature Page to

Consent Pursuant to Credit Agreement

Diodes Incorporated

COMERICA BANK,

as a Lender

By:

Name:

Title:

Signature Page to

Consent Pursuant to Credit Agreement

Diodes Incorporated

MUFG UNION BANK, N.A.,

as a Lender

By:

Name:

Title:

Signature Page to

Consent Pursuant to Credit Agreement

Diodes Incorporated

WELLS FARGO BANK, N.A.,

as a Lender

By:

Name:

Title:

Signature Page to

Consent Pursuant to Credit Agreement

Diodes Incorporated